Exhibit 10.2

SEVENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) dated as of August 4, 2009 by and among FIVE STAR QUALITY CARE, INC. (the “Borrower”), each of the parties identified as “Guarantor” on the signature pages hereto (each a “Guarantor”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender (the “Lender”).

WHEREAS, the Borrower and the Lender have entered into that certain Credit and Security Agreement dated as of May 9, 2005 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Lender that Senior Housing Properties Trust (“SNH”) intends to enter into certain financing (the “SNH Financing”) with Citibank, N.A. (with its successors and assigns, the “SNH Lender”).  Pursuant to the SNH Financing, the New Landlord (as hereinafter defined) will grant mortgages encumbering each of the properties listed on Schedule 1.1(c) attached hereto (each an “Affected Property” and collectively the “Affected Properties”) in favor of the SNH Lender;

WHEREAS, concurrently with the SNH Financing, title to the Affected Properties (except for the Affected Property known as “Heartlands at Ellicott City”) will be transferred from the current owners of such Affected Properties to SNH FM Financing LLC (“Financing LLC”) or its immediate parent, SNH FM Financing Trust (“Financing Trust”), each a wholly owned subsidiary of SNH.  Financing LLC, Financing Trust and Ellicott City Land I, LLC, a wholly owned subsidiary of SNH and the owner of the Affected Property known as “Heartlands at Ellicott City” (with Financing LLC and Financing Trust, collectively, the “New Landlord”) will lease each of the Affected Properties to FVE FM Financing, Inc., a wholly owned subsidiary of the Borrower (the “New Tenant”), who will sublease each Affected Property to the applicable Provider that currently operates such Affected Property, as such Providers are listed on Schedule 1.1(d) attached hereto (“Relevant Existing Providers”), and to each Released Guarantor (defined below);

WHEREAS, in connection with the SNH Financing, the Borrower requests that the Lender release each Provider listed on Schedule 1.1(e) attached hereto from the Liens granted in favor of the Lender and from its respective obligations under the Guaranty (each a “Released Guarantor” and collectively the “Released Guarantors”);

WHEREAS, as a condition to the SNH Financing, among others, the SNH Lender requires that the New Tenant and each Relevant Existing Provider and each Released Guarantor execute a subordination, assignment and security agreement (each an “SASA” and collectively the “SASAs”) for each Affected Property in favor of the SNH Lender.  Further, the SNH Lender requires that, on or after the closing of the SNH Financing, the Relevant Existing Providers transfer all licenses, permits and other operating assets relating to each Affected Property to one or more separate, single purpose, wholly owned Subsidiaries of the Borrower (each, a “New Operator”); and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  The parties hereto agree that the Credit Agreement is amended as follows:

(a)                                  The Credit Agreement is amended inserting the following new definitions into Section 1.1:

“Affected Account” means an Account of a Relevant Existing Provider or a Released Guarantor that is generated by, and only by, the operation of an Affected Property by such Relevant Existing Provider or Released Guarantor, as applicable.

“Affected Property” means each of the Properties listed on Schedule 1.1(c) attached hereto that will be encumbered by mortgages in favor of the SNH Lender to secure the SNH Financing.

“New Landlord” means, collectively, SNH FM Financing LLC, its immediate parent, SNH FM Financing Trust, and Ellicott City Land I, LLC, each a wholly owned subsidiary of SNH.

“New Operator” means, for each Affected Property, the wholly owned, single purpose subsidiary of the Borrower to which the Relevant Existing Provider or Released Guarantor that operates such Affected Property will, on or after the consummation of the SNH Financing, transfer all of such Person’s licenses, permits and other operating assets relating to such Affected Property.

“New Tenant” means FVE FM Financing, Inc., a wholly owned Subsidiary of the Borrower to whom the New Landlord has, as of the Seventh Amendment Date, leased each Affected Property in connection with the SNH Financing.

“Released Guarantors” means each Provider listed on Schedule 1.1(e) attached hereto.

“Relevant Existing Provider” means each Provider listed on Schedule 1.1(d) attached hereto.

“SASA” means each subordination, assignment and security agreement relating to the SNH Financing and executed by a Relevant Existing Provider, a Released Guarantor or a New Operator for each Affected Property that such Person operates.

“Seventh Amendment Date” means August 4, 2009.

“SNH Credit Agreement” means that certain Master Credit Facility Agreement dated as of August 4, 2009 by and among the SNH Lender and SNH, as borrower, as amended from time to time in accordance with Section 10.7.

“SNH Financing” means that certain Term Loan made by the SNH Lender in the original principal amount of $512,934,000 pursuant to the SNH Credit Agreement.

“SNH Lender” means Citibank, N.A., and its successors and assigns.

“SNH Loan Documents” means the SNH Credit Agreement, each SASA, each mortgage encumbering an Affected Property and each other agreement, document and instrument executed and delivered in connection therewith, each as amended from time to time in accordance with Section 10.7.

(b)                                 The Credit Agreement is further amended by adding the following new clause (i) to the end of the definition of “Permitted Liens” set forth in Section 1.1:

“(i)                               the Liens created by the SASAs executed and delivered by each Relevant Existing Provider, each Released Guarantor and each New Operator.”

(c)                                  The Credit Agreement is further amended by deleting each reference to “Agreement Date” in Sections 7.1(b) and 7.1(cc) and substituting in its place a reference to “Seventh Amendment Date”, and by deleting the reference to “Agreement Date” in the last sentence of Section 7.1(f) and substituting in its place a reference to “Seventh Amendment Date.”

(d)                                 The Credit Agreement is further amended by inserting the following at the end of Section 8.16:

“Notwithstanding the foregoing, a Relevant Existing Provider shall not be required to execute and deliver a collateral assignment of a Lease of an Affected Property entered into by such Relevant Existing Provider and the New Tenant.”

(e)                                  The Credit Agreement is further amended by deleting the “.” following clause (f) of Section 10.3, replacing it with a “; and” and inserting the following new clause (g) into Section 10.3 in appropriate alphabetical order:

“(g)                           The SNH Financing.”

(f)                                    The Credit Agreement is further amended by deleting the reference to “Schedule 7.1.(f)” in clause (ii) of Section 10.4(a) and substituting in its place a reference to “Schedule 10.4(a)”.

(g)                                 The Credit Agreement is further amended by deleting the “.” following clause (c) of Section 10.5, replacing it with a “; and” and inserting the following new clause (d) into Section 10.5 in appropriate alphabetical order:

“(d)                           Subject to compliance with Section 5.3., a wholly owned Subsidiary of the Borrower may liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) so long as (i) if the liquidating or dissolving Subsidiary is a Loan Party, any and all assets of such Subsidiary are transferred to a Loan Party or such Person that shall become a Guarantor if required under Section 8.12 at the time of the effectiveness of such transfer, (iii) immediately prior to such liquidation or dissolution, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence, and (iv) if the liquidating or dissolving Subsidiary is a Loan Party, the Borrower shall give the Lender notice of any such liquidation or dissolution promptly following the effectiveness thereof.”

(h)                                 The Credit Agreement is further amended by restating the last sentence of Section 10.5 in its entirety and substituting in its place the following:

“Notwithstanding the foregoing, no Loan Party shall sell, transfer or otherwise convey any of its right, title or interest in, to or under any of the Collateral of such Loan Party; provided, however, that each Relevant Existing Provider and each Released Guarantor may transfer to the New Operators such Relevant Existing Provider’s and such Released Guarantor’s licenses, permits and other operating assets that relate to, and only relate to, each Affected Property that such Relevant Existing Provider or such Released Guarantor operates.”

(i)                                     The Credit Agreement is further amended by deleting Section 10.7 in its entirety and substituting in its place the following:

“Section 10.7 Modification of Organizational Documents, Shared Services Agreement and SNH Loan Documents.

The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, amend, supplement, restate or otherwise modify its articles or certificate of incorporation, by-laws, operating agreement, declaration of trust, partnership agreement or other applicable organizational document if such amendment, supplement, restatement or other modification could reasonably be expected to have a Material Adverse Effect.  Notwithstanding the foregoing, no Trust shall amend the provisions of its declaration of trust relating to SPC Debt.  The

Borrower shall not amend, supplement, restate or otherwise modify the Shared Services Agreement if such amendment, supplement, restatement or other modification could reasonably be expected to have a Material Adverse Effect.  The Borrower shall not, and shall not permit any Subsidiary or other Loan Party to, amend, supplement, restate or otherwise modify any of the SNH Loan Documents if (a) a Relevant Existing Operator is in any way obligated under the SNH Loan Documents and (b)such amendment, supplement, restatement or other modification is materially adverse to the rights and interests of the Lender hereunder.”

(j)                                     The Credit Agreement is further amended by deleting Section 10.10(a) in its entirety and substituting in its place the following:

“(a)                            Deposit Accounts and Lockboxes for Account Collections.  The Borrower shall not, and shall not permit any Provider to, establish any lockbox or deposit account into which any Proceeds of Accounts will be deposited, or cause or permit to be deposited, any cash, checks, drafts or similar items representing Proceeds of Accounts in any deposit accounts, other than the Government Lockboxes, the Provider Accounts and the Borrower Accounts or direct or permit any Account Debtor to remit payments on the Accounts other than to the applicable Provider Account, Government Lockbox or Borrower Account.  Except as otherwise expressly permitted under Section 8.13., the Borrower Accounts and Provider Accounts shall be subject to an Account Control Agreement at all times.  Notwithstanding the foregoing, the Relevant Existing Providers and the Released Guarantors may deposit and may cause to be deposited the proceeds of Affected Accounts, and only of Affected Accounts, into lockboxes or deposit accounts other than the Government Lockboxes, the Provider Accounts or the Borrower Accounts.”

(k)                                  The Credit Agreement is further amended by inserting the new Schedules 1.1(c), 1.1(d), 1.1(e) and 10.4(a) attached hereto in appropriate numerical and alphabetical order.

(l)                                     The Credit Agreement is further amended by deleting Schedules 1.1(b), 7.1(b), 7.1(f) and 7.1(cc) in their entireties and substituting in their place Schedules 1.1(b), 7.1(b), 7.1(f) and 7.1(cc), respectively, each of which is attached hereto.

Section 2.  Release of Certain Guarantors; Excluded Subsidiaries.  Subject to the satisfaction of the conditions set forth in Section 4 below, the Lender hereby releases each of the Released Guarantors from its obligations under Article XII of the Credit Agreement and the Lender further hereby releases its Lien on such Released Guarantor’s Collateral.  In addition, subject to the satisfaction of the conditions set forth in Section 4 hereof, each of the New Tenant, each New Operator and each Released Guarantor shall be deemed to be an Excluded Subsidiary; provided, however, (i) the New Tenant shall not be deemed to be an Excluded Subsidiary if it leases Properties other than Affected Properties, (ii) no New Operator shall be deemed to be an Excluded Subsidiary if it operates a Property other than an Affected Property and (iii) a Released

Guarantor shall not be deemed to be Excluded Subsidiary if such Released Guarantor is a Provider with respect to a Property other than an Affected Property.  Subject to the satisfaction of the conditions set forth in Section 4 below, the Lender hereby authorizes each Released Guarantor to file a termination statement with respect to each existing UCC-1 financing statement, which termination shall be in form and substance satisfactory to the Lender, showing such Released Guarantor as debtor and the Lender as Secured Party.

Section 3.  Release of Lien.  Subject to the satisfaction of the conditions set forth in Section 4 below, the Lender releases its Lien on all right, title and interest of each Relevant Existing Provider (collectively, the “Relevant Released Collateral” of such Relevant Existing Provider) to the following property:

(a)                                  all Affected Accounts;

(b)                                 deposit account number 2000049281642 at Wachovia Bank, N.A., in which is deposited all revenue generated by, and only by, the operation of an Affected Property by the Relevant Existing Providers;

(c)                                  all Chattel Paper of such Relevant Existing Provider but only to the extent generated by, and only by, the operation of an Affected Property by such Relevant Existing Provider;

(d)                                 all Supporting Obligations relating to any of the foregoing;

(e)                                  all books and records pertaining to any of the foregoing (including without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records);

(f)                                    all Leases entered into by any Relevant Existing Providers with respect to, and only to, the Affected Properties; and

(g)                                 all accessions to, substitutions for, and all replacements, products and proceeds of the foregoing (including without limitation, proceeds of insurance policies insuring any of the foregoing).

The Lender does not release any other Collateral of any Relevant Existing Providers from the Lender’s Lien in the Collateral of the Relevant Existing Providers, and each Relevant Existing Provider reaffirms its grant of its Lien to the Lender in such other Collateral.  Subject to the satisfaction of the conditions set forth in Section 4 below, the Lender hereby authorizes each Relevant Existing Provider to file an amendment to each existing UCC-1 financing statement, which amendment shall be in form and substance satisfactory to the Lender, describing the assets covered by security interests granted by such Relevant Existing Provider to the Lender to reflect the release of the Relevant Released Collateral.

Section 4.  Conditions Precedent.  The effectiveness of this Amendment is subject to receipt by the Lender of each of the following, each in form and substance satisfactory to the Lender:

(a)                                  A counterpart of this Amendment duly executed by the Borrower and each Guarantor;

(b)                                 An Amended and Restated Collateral Assignment of Lease (Lease No. 1) duly executed by each “Assignor” party thereto, and a Release and Consent (Lease No. 1) duly executed by each “Landlord” party thereto, in each case in substantially the forms attached hereto as Exhibits A-1 and A-2;

(c)                                  An Amended and Restated Collateral Assignment of Lease (Lease No. 2) duly executed by each “Assignor” party thereto, and a Release and Consent (Lease No. 2) duly executed by each “Landlord” party thereto, in each case in substantially the forms attached hereto as Exhibits B-1 and B-2;

(d)                                 A Collateral Assignment of Lease (Lease No. 4) duly executed by each “Assignor” party thereto, and a Release and Consent (Lease No. 4) duly executed by each “Landlord” party thereto, in each case in substantially the forms attached hereto as Exhibits C-1 and C-2;

(e)                                  Each of the items required by Section 8.12(a) of the Credit Agreement with respect to each Subsidiary listed on Exhibit D attached hereto in order to cause such Subsidiary to become a Guarantor under the Credit Agreement;

(f)                                    Executed copies of the SNH Loan Documents certified by a Responsible Officer to be true, correct and complete;

(g)                                 Executed copies of (i) the Amended and Restated Master Lease Agreement (Lease No. 1) dated as of August 4, 2009 by and among certain affiliates of SNH, as Landlord, and Five Star Quality Care Trust, as Tenant, (ii) the Amended and Restated Master Lease Agreement (Lease No. 2) dated as of August 4, 2009 by and among certain affiliates of SNH, as Landlord, and Five Star Quality Care Trust, FS Commonwealth LLC, FS Patriot LLC and FS Tenant Holding Company Trust, as Tenants, and (iii) the Amended and Restated] Master Lease Agreement (Lease No. 4) dated as of August 4, 2009 by and among certain affiliates of SNH, as Landlord, and Five Star Quality Care Trust, Five Star Quality Care — NS Tenant, LLC and FS Tenant Holding Company Trust, as Tenants; and

(h)                                 Such other documents, instruments and agreements as the Lender may reasonably request.

Section 5.  Effectiveness. Upon satisfaction of the conditions precedent contained in Section 4, this Amendment shall be deemed to be effective as of the date hereof.

Section 6.  Representations.  The Borrower represents and warrants to the Lender that:

(a)                                  Authorization.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, each as amended by this Amendment, in accordance with their respective terms.  This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and this Amendment, the Credit Agreement, each as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

(b)                                 Compliance with Laws, etc.  The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, each as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise:  (i) require any Governmental Approval or violate any Applicable Law relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.

(c)                                  No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 7.  Reaffirmation of Representations by Borrower.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Lender in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof and after giving effect to this Amendment with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 8.  Reaffirmation of Guaranty by Guarantors.  Each Guarantor (other than a Released Guarantor) hereby reaffirms its continuing obligations to the Lender under Article XII of the Credit Agreement and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of its obligations under Article XII of the Credit Agreement, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 9.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

Section 10.  Expenses.  The Borrower shall reimburse the Lender upon demand for all costs and expenses (including attorneys’ fees) incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 11.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 12.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 13.  Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 14.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 15.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Credit and Security Agreement to be executed as of the date first above written.

THE BORROWER:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Bruce J. Mackey Jr.
	Name:	Bruce J. Mackey Jr.
	Title:	President

THE LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Matthew Ricketts
	Name:	Matthew Ricketts
	Title:	Director

[Signatures Continued on Next Page]

[Signature Page to Seventh Amendment to Credit and Security Agreement

with Five Star Quality Care, Inc.]

THE GUARANTORS:

ALLIANCE PHARMACY SERVICES, LLC

FIVE STAR QUALITY CARE-CA, INC.

FIVE STAR QUALITY CARE-IA, INC.

FIVE STAR QUALITY CARE-NE, INC.

FIVE STAR QUALITY CARE-AZ, LLC

FIVE STAR QUALITY CARE-CA, LLC

FIVE STAR QUALITY CARE-COLORADO, LLC

FIVE STAR QUALITY CARE-CT, LLC

FIVE STAR QUALITY CARE-GA, LLC

FIVE STAR QUALITY CARE-IA, LLC

FIVE STAR QUALITY CARE-MO, LLC

FIVE STAR QUALITY CARE-NE, LLC

FIVE STAR QUALITY CARE-WI, LLC

FIVE STAR QUALITY CARE-WY, LLC

FIVE STAR QUALITY CARE-FL, LLC

FIVE STAR QUALITY CARE-KS, LLC

FIVE STAR QUALITY CARE-MD, LLC

FIVE STAR QUALITY CARE-NC, LLC

FIVE STAR QUALITY CARE-VA, LLC

FS LAFAYETTE TENANT TRUST

FS LEISURE PARK TENANT TRUST

FS LEXINGTON TENANT TRUST

FS TENANT POOL I TRUST

FS TENANT POOL II TRUST

FS TENANT POOL III TRUST

FS TENANT POOL IV TRUST

MORNINGSIDE OF BELMONT, LLC

MORNINGSIDE OF GALLATIN, LLC

MORNINGSIDE OF SPRINGFIELD, LLC

FSQC FUNDING CO., LLC

FIVE STAR QUALITY CARE-CA II, LLC

FIVE STAR QUALITY CARE TRUST

FS TENANT HOLDING COMPANY TRUST

By:	/s/ Bruce J. Mackey Jr.
	Name:	Bruce J. Mackey Jr.
	Title:	President

[Signatures Continued on Next Page]

[Signature Page to Seventh Amendment to Credit and Security Agreement

with Five Star Quality Care, Inc.]

THE GUARANTORS (cont.):

MORNINGSIDE OF ALABAMA, L.P.

MORNINGSIDE OF ANDERSON, L.P.

MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP

MORNINGSIDE OF COLUMBUS, L.P.

MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP

MORNINGSIDE OF DECATUR, L.P.

MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP

MORNINGSIDE OF GREENWOOD, L.P.

MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:     LIFETRUST AMERICA, INC., its General Partner

By:	/s/ Bruce J. Mackey Jr.
	Name:	Bruce J. Mackey Jr.
	Title:	President

ANNAPOLIS HERITAGE PARTNERS, LLC

COLUMBIA HERITAGE PARTNERS, LLC

ENCINITAS HERITAGE PARTNERS, LLC

FIVE STAR QUALITY CARE - SAVANNAH, LLC

FREDERICK HERITAGE PARTNERS, LLC

FSQ PHARMACY HOLDINGS LLC

HAGERSTOWN HERITAGE PARTNERS, LLC

NEWARK HERITAGE PARTNERS I, LLC

NEWARK HERITAGE PARTNERS II, LLC

REDLANDS HERITAGE PARTNERS, LLC

STOCKTON HERITAGE PARTNERS, LLC,

  each a Delaware limited liability company

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

[Signature Page to Seventh Amendment to Credit and Security Agreement

with Five Star Quality Care, Inc.]

THE GUARANTORS (cont.):

FIVE STAR QUALITY CARE - GHV, LLC

FIVE STAR QUALITY CARE - IL, LLC

FIVE STAR QUALITY CARE - IN, LLC

FIVE STAR QUALITY CARE - MN, LLC

FIVE STAR QUALITY CARE - MS, LLC

FIVE STAR QUALITY CARE - NJ, LLC

FIVE STAR QUALITY CARE - NS OPERATOR, LLC

FIVE STAR QUALITY CARE - NS OWNER, LLC

FIVE STAR QUALITY CARE - NS TENANT, LLC

FIVE STAR QUALITY CARE - OBX OPERATOR, LLC

FIVE STAR QUALITY CARE - OBX OWNER, LLC

FIVE STAR QUALITY CARE - TX, LLC

FS COMMONWEALTH LLC

FS PATRIOT LLC

FSQC-AL, LLC,

  each a Maryland limited liability company

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

MORNINGSIDE OF CONCORD, LLC

MORNINGSIDE OF GASTONIA, LLC

MORNINGSIDE OF GREENSBORO, LLC

MORNINGSIDE OF RALEIGH, LLC

MORNINGSIDE OF WILLIAMSBURG, LLC,

  each a Delaware limited liability company

By:  LIFETRUST AMERICA, INC., its sole member

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

[Signature Page to Seventh Amendment to Credit and Security Agreement

with Five Star Quality Care, Inc.]

THE GUARANTORS (cont.): MORNINGSIDE OF FAYETTE, L.P. MORNINGSIDE OF PARIS, L.P., each a Delaware limited partnership By: LIFETRUST AMERICA, INC., its general partner

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

FRESNO HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP ROSEVILLE HERITAGE PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP By: SOMERFORD PLACE LLC, its general partner

By:	/s/ Bruce J. Mackey Jr.
Bruce J. Mackey Jr.
President

SCHEDULE 1.1(b)

MATERIAL PROVIDERS

Five Star Quality Care-AZ, LLC (Delaware)

Five Star Quality Care-CA, LLC (Delaware)

Five Star Quality Care-Colorado, LLC (Delaware)

Five Star Quality Care-FL, LLC (Delaware)

Five Star Quality Care-GA, LLC (Delaware)

Five Star Quality Care - GHV, LLC (Maryland)

Five Star Quality Care-IA, Inc.  (Delaware)

Five Star Quality Care-IA, LLC (Delaware)

Five Star Quality Care - IN, LLC  (Maryland)

Five Star Quality Care - KS, LLC  (Delaware)

Five Star Quality Care - MN, LLC  (Maryland)

Five Star Quality Care-MO, LLC (Delaware)

Five Star Quality Care-NE, Inc. (Delaware)

Five Star Quality Care-NE, LLC  (Delaware)

Five Star Quality Care - NJ, LLC  (Maryland)

Five Star Quality Care - NS Operator, LLC  (Maryland)

Five Star Quality Care — OBX Operator, LLC (Maryland)

Five Star Quality Care-WI, LLC (Delaware)

Five Star Quality Care-WY, LLC (Delaware)

FS Commonwealth LLC (Maryland)

FS Lafayette Tenant Trust (Maryland)

FS Leisure Park Tenant Trust (Maryland)

FS Lexington Tenant Trust (Maryland)

FS Patriot LLC (Maryland)

FSQ Pharmacy Holdings LLC (Delaware)

FS Tenant Pool I Trust (Maryland)

FS Tenant Pool II Trust (Maryland)

FS Tenant Pool III Trust (Maryland)

SCHEDULE 1.1(c)

AFFECTED PROPERTIES

Affected Properties	Existing Operator	New Operator

The facility known as Foulk Manor North and located at 1212 Foulk Road, Wilmington, Delaware	FS Tenant Pool I Trust, a Maryland business trust (“FVE Pool I Trust”)	Five Star Foulk Manor North LLC

The facility known as Park Summit at Coral Springs and located at 8500 Royal Palm Boulevard, Coral Springs, Florida.	FVE Pool I Trust	Five Star Coral Springs LLC

The facility known as Montebello and located at 10500 Academy Road, Albuquerque, New Mexico.	FVE Pool I Trust	Five Star Montebello LLC

The facility known as Forum at Lincoln Heights and located at 311 West Nottingham Road, San Antonio, Texas	FVE Pool I Trust	Five Star Lincoln Heights LLC

The facility known as Remington Club I and II and located at 16925 and 16916 Hierba Drive, San Diego, California.	FS Tenant Pool II Trust, a Maryland business trust (“FVE Pool II Trust”)	Five Star Remington Club LLC

The facility known as Coral Oaks and located at 900 West Lake Road, Palm Harbor, Florida	FVE Pool II Trust	Five Star Coral Oaks LLC

The facility known as Forum at the Crossing and located at 8505 Woodfield Crossing Boulevard, Indianapolis, Indiana	FVE Pool II Trust	Five Star Crossing LLC

The facility known as Gables at Winchester and located at 299 Cambridge Street, Winchester, Massachusetts	FVE Pool II Trust	Five Star Gables LLC

The facility known as Forum at Woodlands and located at 5055 West Panther Creek Drive, The Woodlands, Texas.	FVE Pool II Trust	Five Star Woodlands LLC

Affected Properties	Existing Operator	New Operator

The facility known as Forum at Desert Harbor and located at 13840 North Desert Harbor Drive, Peoria, Arizona.	FS Tenant Pool III Trust, a Maryland business trust (“FVE Pool III Trust”)	Five Star Desert Harbor LLC

The facility known as Forum of Tucson and located at 2500 N. Rosemont Boulevard, Tucson, Arizona	FVE Pool III Trust	Five Star Tucson Forum LLC

The facility known as Forum at Overland Park and located at 3501 West 95th Street, Overland Park, Kansas.	FVE Pool III Trust	Five Star Overland Park LLC

The facility known as Forum at Brookside and located at 200 Brookside Drive, Louisville, Kentucky.	FVE Pool III Trust	Five Star Brookside LLC

The facility known as Forum at Knightsbridge and located at 4590 and 4625 Knightsbridge Boulevard, Columbus, Ohio.	FVE Pool III Trust	Five Star Knightsbridge LLC

The facility known as Forum at Memorial Woods and located at 777 North Post Oak Road, Houston, Texas	FVE Pool III Trust	Five Star Memorial Woods LLC

The facility known as HeartFields at Easton and located at 700 Port Street, Easton, Maryland	Five Star Quality Care—MD, LLC, a Delaware limited liability company (“FVE MD LLC”)	Five Star Easton Heartfields LLC

The facility known as Heartlands at Severna Park and located at 715 Benfield Road, Severna Park, Maryland.	FVE MD LLC	Five Star Severna Park LLC

The facility known as Aspenwood and located at 14400 Homecrest Road, Silver Springs, Maryland.	FVE MD LLC	Five Star Aspenwood LLC

The facility known as Rio Las Palmas and located at 877 East March Lane, Stockton, California.	Five Star Quality Care—CA, LLC, a Delaware limited liability company	Five Star Rio Las Palmas LLC

The facility known as HeartFields at Cary and located at 1050 Crescent Green Drive, Cary, North Carolina.	Five Star Quality Care—NC, LLC, a Delaware limited liability company	Five Star Cary Heartfields LLC

Affected Properties	Existing Operator	New Operator

The facility known as Savannah Square and located at One Savannah Square Drive, Savannah, Georgia.	Five Star Quality Care—Savannah, LLC, a Delaware limited liability company	Five Star Savannah Square LLC

The facility known as HeartFields at Fredericksburg and located at 20 HeartFields Lane, Fredericksburg, Virginia.	Five Star Quality Care—VA, LLC, a Delaware limited liability company	Five Star Frederick Heartfields LLC

The facility known as Meadowmere — Northshore Assisted Living and located at 10803 North Port Washington Road, Mequon, Wisconsin.	Five Star Quality Care—WI, LLC, a Delaware limited liability company	Five Star Northshore LLC

The facility known as Morningside of Bellgrade and located at 2800 Polo Parkway, Midlothian, Virginia.	Morningside of Bellgrade, Richmond, LLC, a Delaware limited liability company	Five Star Morningside Bellgrade LLC

The facility known as Morningside of Charlottesville and located at 491 Crestwood Drive, Charlottesville, Virginia.	Morningside of Charlottesville, LLC, a Delaware limited liability company	Five Star Morningside Charlottesville LLC

The facility known as Morningside of Newport News and located at 655 Denbigh Boulevard, Newport News, Virginia.	Morningside of Newport News, LLC, a Delaware limited liability company	Five Star Newport News LLC

The facility known as Heartlands at Ellicott City and located at 3004 North Ridge Road, Ellicott City, Maryland.	The Heartlands Retirement Community—Ellicott City I, Inc., a Maryland corporation	Five Star Ellicott City LLC

SCHEDULE 1.1(d)

RELEVANT EXISTING PROVIDERS

Five Star Quality Care-MD, LLC

Five Star Quality Care-CA, LLC

Five Star Quality Care-VA, LLC

Five Star Quality Care-WI, LLC

FS Tenant Pool I Trust

FS Tenant Pool II Trust

FS Tenant Pool III Trust

SCHEDULE 1.1(e)

RELEASED GUARANTORS

Five Star Quality Care-NC, LLC

Five Star Quality Care-Savannah, LLC

Morningside of Bellgrade, Richmond, LLC

Morningside of Charlottesville, LLC

Morningside of Newport News, LLC

The Heartlands Retirement Community-Ellicott City I, Inc.

SCHEDULE 7.1(b)

OWNERSHIP STRUCTURE

See attached organizational chart for equity interest holdings information.

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Affiliates Insurers Limited (Bermuda)	Excluded Subsidiary	Common Stock

Alliance Pharmacy Services, LLC (Delaware)		Membership Interests

Annapolis Heritage Partners, LLC (Delaware)	Provider	Membership Interests

CCC Boynton Beach, Inc. (Delaware)		Common Stock

Columbia Heritage Partners, LLC (Delaware)	Provider	Membership Interests

Emerson Management Holdings, LLC (Delaware)		Membership Interests

Encinitas Heritage Partners, LLC (Delaware)	Provider	Membership Interests

Five Star Advertising, Inc. (Delaware)		Common Stock

Five Star Aspenwood LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Brookside LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Cary Heartfields LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Coral Oaks LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Coral Springs LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Crossing LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Desert Harbor LLC (Delaware)	Excluded Subsidiary	Membership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Five Star Easton Heartfields LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Ellicott City LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Foulk Manor North LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Frederick Heartfields LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Gables LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Insurance, Inc. (Maryland)	Excluded Subsidiary	Common Stock

Five Star Lincoln Heights LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Knightsbridge LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star MD Homes LLC (Delaware)		Membership Interests

Five Star Memorial Woods LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Montebello LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Morningside Bellgrade LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Morningside Charlottesville LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Newport News LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Northshore LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Overland Park LLC (Delaware)	Excluded Subsidiary	Membership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Five Star Procurement Group Trust (Maryland)		Shares of Beneficial Interest

Five Star Quality Care Trust (Maryland)		Shares of Beneficial Interest

Five Star Quality Care-Ainsworth, LLC (Delaware)		Membership Interests

Five Star Quality Care-Ashland, LLC (Delaware)		Membership Interests

Five Star Quality Care-AZ, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care-Blue Hill, LLC (Delaware)		Membership Interests

Five Star Quality Care-CA II, Inc. (Maryland)		Common Stock

Five Star Quality Care-CA II, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care-CA, Inc. (Delaware)		Common Stock

Five Star Quality Care-CA, LLC (Delaware)	Provider, Material Subsidiary	Membership interest

Five Star Quality Care-Central City, LLC (Delaware)		Membership Interests

Five Star Quality Care-CO, Inc. (Maryland)		Common Stock

Five Star Quality Care-Colorado, LLC (Delaware)	Provider, Material Subsidiary	Membership Interests

Five Star Quality Care-Columbus, LLC (Delaware)		Membership Interests

Five Star Quality Care-CT, LLC (Delaware)		Membership Interests

Five Star Quality Care-Edgar, LLC (Delaware)		Membership Interests

Five Star Quality Care-Exeter, LLC (Delaware)		Membership Interests

Five Star Quality Care-Farmington, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Five Star Quality Care-FL, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care-GA, Inc. (Delaware)		Common Stock

Five Star Quality Care-GA, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care-GHV, LLC (Maryland)	Provider	Membership Interests

Five Star Quality Care-Grand Island, LLC (Delaware)		Membership Interests

Five Star Quality Care-Gretna, LLC (Delaware)		Membership Interests

Five Star Quality Care-Howell, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Quality Care-IA, Inc. (Delaware)	Provider	Common Stock

Five Star Quality Care-IA, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care - IL, LLC (Maryland)	Provider	Membership Interests

Five Star Quality Care - IN, LLC (Maryland)	Provider	Membership Interests

Five Star Quality Care-KS, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care-Lyons, LLC (Delaware)		Membership Interests

Five Star Quality Care-MD, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care-MI, Inc. (Delaware)		Common Stock

Five Star Quality Care-MI, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Quality Care-Milford, LLC (Delaware)		Membership Interests

Five Star Quality Care - MN, LLC (Maryland)	Provider	Membership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Five Star Quality Care-MO, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care - MS, LLC (Maryland)	Provider	Membership Interests

Five Star Quality Care - MVSP, LLC (Maryland)		Membership Interests

Five Star Quality Care-NC, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Quality Care-NE, Inc. (Delaware)	Provider	Common Stock

Five Star Quality Care-NE, LLC (Delaware)	Provider, Material Subsidiary	Membership Interests

Five Star Quality Care - NJ, LLC (Maryland)	Provider	Membership Interests

Five Star Quality Care - NS Operator, LLC (Maryland)	Provider	Membership Interests

Five Star Quality Care - NS Owner, LLC (Maryland)		Membership Interests

Five Star Quality Care - NS Tenant, LLC (Maryland)		Membership Interests

Five Star Quality Care - OBX Operator, LLC (Maryland)	Provider	Membership Interests

Five Star Quality Care - OBX Owner, LLC (Maryland)		Membership Interests

Five Star Quality Care - Richmond, LLC (Maryland)		Membership Interests

Five Star Quality Care - RMI, LLC (Maryland)	Excluded Subsidiary	Membership Interests

Five Star Quality Care - Savannah, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Quality Care - Somerford, LLC (Maryland)		Membership Interests

Five Star Quality Care-Sutherland, LLC (Delaware)		Membership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Five Star Quality Care - TX, LLC (Maryland)	Provider	Membership Interests

Five Star Quality Care-Utica, LLC (Delaware)		Membership Interests

Five Star Quality Care-VA, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care-Waverly, LLC (Delaware)		Membership Interests

Five Star Quality Care-WI, Inc. (Delaware)		Common Stock

Five Star Quality Care-WI, LLC (Delaware)	Provider	Membership Interests

Five Star Quality Care-WY, LLC (Delaware)	Provider	Membership Interests

Five Star Rehabilitation and Wellness Services, LLC (Maryland)		Membership Interests

Five Star Remington Club LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Rio Las Palmas LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Savannah Square LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Seabury LLC (Delaware)		Membership Interests

Five Star Severna Park LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Tucson Forum LLC (Delaware)	Excluded Subsidiary	Membership Interests

Five Star Woodlands Forum LLC (Delaware)	Excluded Subsidiary	Membership Interests

Frederick Heritage Partners, LLC (Delaware)	Provider	Membership Interests

Fresno Heritage Partners, a California Limited Partnership (California)	Provider	Partnership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

FS Commonwealth LLC (Maryland)	Provider	Membership Interests

FS Lafayette Tenant Trust (Maryland)	Provider, Material Subsidiary	Shares of Beneficial Interest

FS Leisure Park Tenant Trust (Maryland)	Provider	Shares of Beneficial Interest

FS Lexington Tenant Trust (Maryland)	Provider, Material Subsidiary	Shares of Beneficial Interest

FS Patriot LLC (Maryland)	Provider	Membership Interests

FS Tenant Holding Company Trust (Maryland)		Shares of Beneficial Interest

FS Tenant Pool I Trust (Maryland)	Provider, Material Subsidiary	Shares of Beneficial Interest

FS Tenant Pool II Trust (Maryland)	Provider, Material Subsidiary	Shares of Beneficial Interest

FS Tenant Pool III Trust (Maryland)	Provider, Material Subsidiary	Shares of Beneficial Interest

FS Tenant Pool IV Trust (Maryland)	Provider	Shares of Beneficial Interest

FSQ Crown Villa Business Trust (Maryland)		Shares of Beneficial Interest

FSQ Overland Park Place Business Trust (Maryland)		Shares of Beneficial Interest

FSQ Pharmacy Holdings, LLC (Delaware)	Provider	Membership Interest

FSQ Rio Las Palmas Business Trust (Maryland)		Shares of Beneficial Interest

FSQ The Palms at Fort Myers Business Trust (Maryland)		Shares of Beneficial Interest

FSQ Villa at Riverwood Business Trust (Maryland)		Shares of Beneficial Interest

FSQ, Inc. (Delaware)		Common Stock

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

FSQ/LTA Holdings Inc. (Delaware)		Common Stock

FSQC Tellico Village LLC (Maryland)	Excluded Subsidiary	Membership Interests

FSQC-AL, LLC (Maryland)	Provider	Membership Interests

FVEST.JOE, Inc. (Delaware)		Common Stock

Hagerstown Heritage Partners, LLC (Delaware)	Provider	Membership Interests

Hamilton Place, LLC (Delaware)		Membership Interests

Heartland Pharmacy Care, Inc. (Nebraska)		Common Stock

Heartland Promotions, Inc. (Nebraska)		Common Stock

LifeTrust America, Inc. (Tennessee)		Common Stock

LifeTrust Properties, LLC (Delaware)		Membership Interests

LTA Management Services of Florida, LLC (Delaware)		Membership Interests

LTA Management Services, LLC (Delaware)		Membership Interests

Morningside Holdings of Concord, LLC (Delaware)		Membership Interests

Morningside Holdings of Gastonia, LLC (Delaware)		Membership Interests

Morningside Holdings of Greensboro, LLC (Delaware)		Membership Interests

Morningside Holdings of Raleigh, LLC (Delaware)		Membership Interests

Morningside Holdings of Williamsburg, LLC (Delaware)		Membership Interests

Morningside of Alabama, L.P. (Delaware)	Provider	Partnership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Morningside of Anderson, L.P. (Delaware)	Provider	Partnership Interests

Morningside of Athens, Limited Partnership (Delaware)	Provider	Partnership Interests

Morningside of Beaufort, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Bellgrade, Richmond, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Belmont, LLC (Delaware)	Provider	Membership interest

Morningside of Bowling Green, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Camden, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Charlottesville, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Cleveland, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Columbus, L.P. (Delaware)	Provider	Partnership Interests

Morningside of Concord, LLC (Delaware)	Provider	Membership Interests

Morningside of Conyers, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Cookeville, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Cullman, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Dalton, Limited Partnership (Delaware)	Provider	Partnership Interests

Morningside of Decatur, L.P. (Delaware)	Provider	Partnership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Morningside of Evans, Limited Partnership (Delaware)	Provider	Partnership Interests

Morningside of Fayette, L.P. (Delaware)	Provider	Partnership Interests

Morningside of Franklin, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Gainesville, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Gallatin, LLC (Delaware)	Provider	Membership interest

Morningside of Gastonia, LLC (Delaware)	Provider	Membership Interests

Morningside of Georgia, L.P. (Delaware)		Partnership Interests

Morningside of Greensboro, LLC (Delaware)	Provider	Membership Interests

Morningside of Greenwood, L.P. (Delaware)	Provider	Partnership Interests

Morningside of Hartsville, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Hopkinsville, Limited Partnership (Delaware)	Excluded Subsidiary	Partnership Interests

Morningside of Jackson, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Kentucky, Limited Partnership (Delaware)	Provider	Partnership Interests

Morningside of Knoxville, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Lexington, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Macon, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Morningside of Madison, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Montgomery, Limited Partnership (Delaware)		Partnership Interests

Morningside of Newport News, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Orangeburg, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Paducah, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Paris, L.P. (Delaware)	Provider	Partnership Interests

Morningside of Raleigh, LLC (Delaware)	Provider	Membership Interests

Morningside of Seneca, L.P. (Delaware)	Excluded Subsidiary	Partnership Interests

Morningside of Sheffield, LLC (Delaware)	Excluded Subsidiary	Membership Interests

Morningside of Skipwith-Richmond, LLC (Delaware)	Provider	Membership Interests

Morningside of South Carolina, L.P. (Delaware)	Excluded Subsidiary	Partnership Interests

Morningside of Springfield, LLC (Delaware)	Provider	Membership Interests

Morningside of Tennessee, LLC (Delaware)		Membership Interests

Morningside of Williamsburg, LLC (Delaware)	Provider	Membership Interests

National LTC Pharmacy Services LLC (Delaware)		Membership Interests

Newark Heritage Partners I, LLC (Delaware)	Provider	Membership Interests

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

Newark Heritage Partners II, LLC (Delaware)	Provider	Membership Interests

O.F.C. Properties, LLC (Indiana)		Membership Interests

Orthopedic Rehabilitation Systems LLC (Maryland)		Membership Interests

Parkville Heritage Partners, LLC (Delaware)		Membership Interests

Progress Pharmacy Ltd. (Delaware)

Redlands Heritage Partners, LLC (Delaware)	Provider	Membership Interests

Rockville Heritage Partners, LLC (Delaware)		Membership Interests

Roseville Heritage Partners, a California Limited Partnership (California)	Provider	Partnership Interests

Senior Living Insurance Co., Ltd.	Excluded Subsidiary	Common Stock

Senior Living of Boynton Beach Limited Partnership (Delaware)		Partnership Interests

Somerford Emerson Management, LLC (Delaware)		Membership Interests

Somerford of Williamsville LLC (Delaware)		Membership Interests

Somerford Place LLC (Delaware)		Membership Interests

Somerford Wayne Management, LLC (Delaware)		Membership Interests

Somerford West Orange Management, LLC (Delaware)		Membership Interests

Stockton Heritage Partners, LLC (Delaware)	Provider	Membership Interests

The Heartlands Retirement Community — Ellicott City I, Inc. (Maryland)	Excluded Subsidiary	Common Stock

Subsidiaries (Jurisdiction of Organization)	Provider/Material Subsidiary and/or Excluded Subsidiary	Equity Interest

The Heartlands Retirement Community — Ellicott City II, Inc. (Maryland)		Common Stock

Toms River Heritage Partners, LLC (Delaware)		Membership Interests

Wayne Management Holdings, LLC (Delaware)		Membership Interests

West Orange Management Holdings, LLC (Delaware)		Membership Interests

SCHEDULE 7.1(f)

Leases

1.               Amended and Restated Master Lease Agreement (Lease No. 1) dated as of August 4, 2009 by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, as Tenant.

2.               Amended and Restated Master Lease Agreement (Lease No. 2) dated as of August 4, 2009 by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, FS Commonwealth LLC, FS Patriot LLC, and FS Tenant Holding Company Trust, as Tenants.

3.               Amended and Restated Master Lease Agreement (Lease No. 4) dated as of August 4, 2009 by and among certain affiliates of Senior Housing Properties Trust, as Landlord, and Five Star Quality Care Trust, Five Star Quality Care — NS Tenant, LLC, and FS Tenant Holding Company Trust, as Tenants.

4.               Master Lease Agreement, dated as of April 1, 2002, by and among certain affiliates of Five Star Quality Care, Inc., as Landlord, and certain other affiliates of Five Star Quality Care, Inc., as Tenant, as amended.

5.               Master Lease Agreement, dated as of July 1, 2008, between Five Star Quality Care-NS Owner, LLC, as Landlord, and Five Star Quality Care-NS Operator, LLC, as Tenant.

6.               Master Lease Agreement, dated as of December 3, 2008, by and between Five Star Quality Care - OBX Owner, LLC, as Landlord, and Five Star Quality Care - OBX Operator, LLC, as Tenant.

Subleases

Subleases under Amended and Restated Master Lease Agreement (Lease No. 1)

1.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-AZ, LLC, a Delaware limited liability company, as subtenant, as amended.

2.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended.

3.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as subtenant, as amended.

4.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as subtenant, as amended.

5.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, Inc., a Delaware corporation, as subtenant, as amended.

6.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, Inc., a Delaware corporation, as subtenant, as amended.

7.              Sublease Agreement, dated September 30, 2003, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-CA, LLC, a Delaware limited liability company, as subtenant, as amended.

8.              Sublease Agreement, dated June 23, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MO, LLC, a Delaware limited liability company, as subtenant, as amended.

9.              Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Gallatin, LLC, a Delaware limited liability company, as subtenant, as amended.

10.        Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Evans, Limited Partnership, a Delaware limited partnership, as subtenant, as amended.

11.        Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Columbus, L.P., a Delaware limited partnership, as subtenant, as amended.

12.        Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Dalton, Limited Partnership, a Delaware limited partnership, as subtenant, as amended.

13.        Sublease Agreement, dated October 31, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended.

14.        Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-FL, LLC, a Delaware limited liability company, as subtenant, as amended.

15.        Sublease Agreement, dated October 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MS, LLC, a Maryland limited liability company, as subtenant, as amended.

16.        Second Amended and Restated Sublease Agreement, dated November 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant, as amended.

17.        Second Amended and Restated Sublease Agreement, dated November 6, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership, as subtenant, as amended.

18.        Amended and Restated Sublease Agreement, dated January 1, 2007, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Belmont, LLC, a Delaware limited liability company, as subtenant, as amended.

19.        Second Amended and Restated Sublease Agreement, dated February 17, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant, as amended.

20.        Sublease Agreement, dated March 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MN, LLC, a Maryland limited liability company, as subtenant, as amended.

21.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Annapolis Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended.

22.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Columbia Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended.

23.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Encinitas Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended.

24.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Frederick Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended.

25.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Fresno Heritage Partners, A California Limited Partnership, as subtenant, as amended.

26.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Hagerstown Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended.

27.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Newark Heritage Partners I, LLC, a Delaware limited liability company, as subtenant, as amended.

28.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Newark Heritage Partners II, LLC, a Delaware limited liability company, as subtenant, as amended.

29.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Redlands Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended.

30.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Roseville Heritage Partners, A California Limited Partnership, as subtenant, as amended.

31.        Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant.

32.        Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as subtenant.

Subleases under Amended and Restated Master Lease Agreement (Lease No. 2)

1.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended.

2.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as subtenant, as amended.

3.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as subtenant, as amended.

4.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MO, LLC, a Delaware limited liability company, as subtenant, as amended.

5.              Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, Inc., a Delaware corporation, as subtenant, as amended.

6.              Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Leisure Park Tenant Trust, a Maryland business trust, as subtenant, as amended.

7.              Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Lafayette Tenant Trust, a Maryland business trust, as subtenant, as amended.

8.              Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Lexington Tenant Trust, a Maryland business trust, as subtenant, as amended.

9.              Sublease Agreement, dated as of the January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Tenant Pool IV Trust, a Maryland business trust, as subtenant, as amended.

10.        Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Anderson, L.P., a Delaware limited partnership, as subtenant, as amended.

11.        Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Athens, Limited Partnership, a Delaware limited partnership, as subtenant, as amended.

12.        Sublease Agreement, dated May 6, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CA II, LLC, a Delaware limited liability company, as subtenant, as amended.

13.        Sublease Agreement, dated October 31, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended.

14.        Second Amended and Restated Sublease Agreement, dated November 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant, as amended.

15.        Sublease Agreement, dated February 7, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-TX, LLC, a Maryland limited liability company, as subtenant, as amended.

16.        Second Amended and Restated Sublease Agreement, dated February 17, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant, as amended.

17.        Sublease Agreement, dated as of August 1, 2008, between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and FSQC-AL, LLC, a Maryland limited liability company, as subtenant.

18.        Sublease Agreement, dated as of November 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IN, LLC, a Maryland limited liability company, as subtenant.

19.        Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MD, LLC, a Delaware limited liability company, as subtenant.

20.        Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as subtenant.

21.        Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord and FS Tenant Pool I Trust, a Maryland business trust, as subtenant.

22.        Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Tenant Pool II Trust, a Maryland business trust, as subtenant.

23.        Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Tenant Pool III Trust, a Maryland business trust, as subtenant.

Subleases under Amended and Restated Master Lease Agreement (Lease No. 4)

24.        Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended.

25.        Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as subtenant, as amended.

26.        Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as subtenant, as amended.

27.        Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as subtenant, as amended.

28.        Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Skipwith-Richmond, LLC, a Delaware limited liability company, as subtenant, as amended.

29.        Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Greenwood, L.P., a Delaware limited partnership, as subtenant, as amended.

30.        Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-FL, LLC, a Delaware limited liability company, as subtenant, as amended.

31.        Sublease Agreement, dated September 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as Sublandlord, and Five Star Quality Care-IL, LLC, a Maryland limited liability company, as Subtenant, as amended.

32.        Second Amended and Restated Sublease Agreement, dated November 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant, as amended.

33.        Second Amended and Restated Sublease Agreement, dated November 6, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership, as subtenant, as amended.

34.        Second Amended and Restated Sublease Agreement, dated February 17, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant, as amended.

35.        Sublease Agreement, dated March 31, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Stockton Heritage Partners, LLC, a Delaware limited liability company, as subtenant, as amended.

36.        Confirmatory Sublease Agreement, dated as of June 30, 2008, but effective as of October 25, 2002, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as subtenant, as amended.

37.        Sublease Agreement, dated as of July 1, 2008, by and between Five Star Quality Care-NS Tenant, LLC, a Maryland limited liability company, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant.

38.        Sublease Agreement, dated as of July 1, 2008, by and between Five Star Quality Care-NS Tenant, LLC, a Maryland limited liability company, as sublandlord, and Five Star Quality Care-NJ, LLC, a Maryland limited liability company, as subtenant.

39.        Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant.

40.        Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord and FS Tenant Pool I Trust, a Maryland business trust, as subtenant.

SCHEDULE 7.1(cc)

DEPOSIT ACCOUNT

Bank	Name	Purpose	Account #	Type
Corporate
Citizen	Five Star Quality Care, Inc.	Concentration	1135638907	Concentration	Primary Borrower Account
Wachovia	Five Star Quality Care, Inc.	Concentration	2000027339804	Depository	Sweeps to account no. 1135638907
Wachovia	Five Star Quality Care, Inc.	GVT Dep.	2000027399817	Depository	Primary Provider Account (sweeps to account no. 2000027339804)
Wachovia	Five Star Quality Care, Inc.	Non Wachovia Dep	2000027339820	Depository	Primary Borrower Account (sweeps to account no. 2000027339804)
Wachovia	Five Star Quality Care, Inc.	Wachovia Dep	2003207613318	Depository	Primary Borrower Account (local collections) (sweeps to account no. 2000027339804)
First National	Five Star Quality Care, Inc.	Westgate Gift Shop Deposits	11300003	Deposits	Sweeps to account no. 2000027339820
Wachovia	Five Star Quality Care, Inc.	Ellicott City Gift Shop Deposits	2000028302746	Depository	Sweeps to account no. 2003207613318
Wachovia	Five Star Quality Care, Inc.	Wachovia Dep	2000049281642	Depository	For payments from Affected Properties only

Government Lockboxes:
None

Government Lockbox Accounts:
None

Disbursement Accounts:
Citizen	Five Star Quality Care, Inc.	Garnishments/PR Taxes Disb.	1108201552	Disbursement
Citizen	Five Star Quality Care, Inc.	Accounts Payable	1135638702	Disbursement
Citizen	Five Star Quality Care, Inc.	Payroll-Facility	1135638699	Disbursement
Citizen	Five Star Quality Care, Inc.	Payroll-Corporate	1135638680	Disbursement
Wachovia	Five Star Quality Care, Inc.	Wachovia Dep		Disbursement	Master Tenant’s Account (disbursement account for Fannie Mae Lease Agreement lease payments)

Accounts Being Closed:

Monroe Bank	Five Star Quality Care, Inc.	Meadowood	4296251	Checking
Monroe Bank	Five Star Quality Care, Inc.	Meadowood	4297362	Reserved Money Market
Monroe Bank	Five Star Quality Care, Inc.	Meadowood	4247323	Depository
Monroe Bank	Five Star Quality Care, Inc.	Meadowood	4269202	Depository
JP Morgan Chase Bank	Five Star Quality Care, Inc.	Meadowood	000000714637675	Operating acct
Citizen	NER	Concentration	1309162708	Disbursement
Citizen	Braintree	Concentration	1309162767	Disbursement
Citizen	Heartland	Concentration	1305121179	Disbursement
Citizen	Royal Hills	Concentration	1137419110	Disbursement
Citizen	Southcoast	Concentration		Disbursement
Citizen	Braintree Rehab Hyannis	Concentration	1312293281
First National	Heartland LTC	Concentration	22633578	Deposits
JP Morgan	Virginia Rehab	Concentration	623471091	Deposits
JP Morgan	Brookfield Rehab	Concentration	623471109	Deposits
Wachovia	Wachovia Progress Pharmacy	Concentration	2000041007426	Deposits
Wachovia	Wachovia Progress Pharmacy	Concentration	2000031710325	Deposits

Restricted Cash
American International Companies	Somerford Corp	Somerford	4623	Cash Collarteral
The Private Bank	Sunrise (insurance)			Checking
Monroe Bank	Meadowood	Security Deposit	2094	Checking
Comerica	Park Lane	Security Deposit	1880409923	Checking
Citizen	Fountainview	Security Deposit	130619-002-6	Checking
Wachovia	Coral Oaks	Security Deposit	1090012742789	Checking
Citizen	Park Summit	Security Deposit	130619-001-8	Money Market
Citizen	Montevista	Security Deposit	131039-769-1	Money Market
Citizen	Montebello	Security Deposit	130619-004-2	Money Market
Citizen	Forwood Manor	Security Deposit	130844-883-7	Money Market
Citizen	Leisure Park	Security Deposit	131039-771-3	Money Market
Bradford Bank	Ellicott City	Security Deposit	6000129244	Money Market
Citizen	Aspenwood	Security Deposit	113381-539-9	Money Market

SCHEDULE 10.4(a)

LIENS IN EXISTENCE AS OF THE AGREEMENT DATE

41.        Amended Master Lease Agreement dated January 11, 2002 between certain affiliates of Senior Housing Properties Trust, as landlord, and FS Tenant Holding Company Trust and FS Tenant Pool III Trust, as tenant, as amended by the First Amendment to Amended Master Lease Agreement dated October 1, 2002 and Second Amendment to Amended Master Lease Agreement dated March 1, 2004.

42.        Second Amended and Restated Lease Agreement dated November 19, 2004 between certain affiliates of Senior Housing Properties Trust, as landlord, and Five Star Quality Care Trust, as tenant.

43.        Master Lease Agreement dated as of April 1, 2002 between certain affiliates of Five Star Quality Care, Inc., as landlord, and Certain Other Affiliates of Five Star Quality Care, Inc., as tenant, as amended by a Partial Termination and Amendment of Lease dated as of September 30, 2003.

44.        Lease Agreement dated November 19, 2004 between certain affiliates of Senior Housing Properties Trust, as landlord, and certain affiliates of Five Star Quality Care, Inc., as tenant (relating to 16 sites subject to GMAC/FNMA financing).

45.        Lease Agreement dated November 19, 2004 between certain affiliates of Senior Housing Properties Trust and certain affiliates of Five Star Quality Care, Inc., as tenant (relating to 4 sites subject to GMAC/FNMA financing).

46.        Master Lease dated as of November 19, 2004 between HCPI Trust, as landlord, and Morningside of South Carolina, L.P., as tenant.

47.        Guaranty of Obligations dated as of November 19, 2004, by Five Star Quality Care, Inc. in favor of HCPI Trust.

48.        Second Amended and Restated Pledge of Stock and Membership Interests Agreement dated as of May 6, 2005, by certain affiliates of Five Star Quality Care, Inc. for the benefit of certain affiliates of Senior Housing Properties Trust.

49.        Amended and Restated Pledge of Shares of Beneficial Interest Agreement dated as of May 6, 2005, by FSQ, Inc. for the benefit of certain affiliates of Senior Housing Properties Trust.

50.        Pledge of Shares of Beneficial Interest Agreement dated as of January 11, 2002, by FSQ, Inc. for the benefit of certain affiliates of Senior Housing Properties Trust.

51.        Pledge of Membership Interests Agreement dated as of January 11, 2002 by FS Tenant Holding Company Trust for the benefit of certain affiliates of Senior Housing Properties Trust.

52.        Security Agreement dated as of December 31, 2001, between Five Star Quality Care Trust and certain affiliates of Senior Housing Properties Trust, as amended and confirmed from time to time.

53.        Security Agreement dated as of December 31, 2001, between certain affiliates of Five Star Quality Care, Inc. and certain affiliates of Senior Housing Properties Trust, as amended and confirmed from time to time.

54.        Security Agreement dated as of January 11, 2002, between FS Tenant Holding Company Trust and certain affiliates of Senior Housing Properties Trust, as amended and confirmed from time to time.

55.        Security Agreement dated as of January 11, 2002, between certain affiliates of Five Star Quality Care, Inc. and certain affiliates of Senior Housing Properties Trust, as amended and confirmed from time to time.

56.        Security Agreement dated as of October 25, 2002 between Five Star Quality Care Trust (as successor by merger of FVE-CHS, LLC) and SNH CHS Properties Trust, as amended and confirmed from time to time.

57.        Security Agreement dated as of October 25, 2002, between certain affiliates of Five Star Quality Care, Inc. and SNH CHS Properties Trust, as amended and confirmed from time to time.

58.        Assignment and Security Agreement (FF&E Reserve) dated as of October 1, 2002, between FS Tenant Holding Company Trust, FS Tenant Pool III Trust and certain affiliates of Senior Housing Properties Trust, as amended and confirmed from time to time.

59.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Beaufort, LLC, Fannie Mae and Morningside of Beaufort, LLC.

60.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD — Bowling Green, LLC, Fannie Mae and Morningside of Bowling Green, LLC.

61.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Camden, LLC, Fannie Mae and Morningside of Camden, LLC.

62.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Cleveland, LLC, Fannie Mae and Morningside of Cleveland, LLC.

63.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Conyers, LLC, Fannie Mae and Morningside of Conyers, LLC.

64.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Cookeville, LLC, Fannie Mae and Morningside of Cookeville, LLC.

65.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Cullman, LLC, Fannie Mae and Morningside of Cullman, LLC.

66.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Gainesville, LLC, Fannie Mae and Morningside of Gainesville, LLC.

67.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Hartsville, LLC, Fannie Mae and Morningside of Hartsville, LLC.

68.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Lexington, LLC, Fannie Mae and Morningside of Lexington, LLC.

69.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Macon, LLC, Fannie Mae and Morningside of Macon, LLC.

70.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Madison, LLC, Fannie Mae and Morningside of Madison, LLC.

71.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Orangeburg, LLC, Fannie Mae and Morningside of Orangeburg, LLC.

72.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Paducah, LLC, Fannie Mae and Morningside of Paducah, LLC.

73.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Seneca, LLC, Fannie Mae and Morningside of Seneca, LLC.

74.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Sheffield, LLC, Fannie Mae and Morningside of Sheffield, LLC.

75.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Franklin, LLC, Fannie Mae and Morningside of Franklin, LLC.

76.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Hopkinsville, LLC, Fannie Mae and Morningside of Hopkinsville, LLC.

77.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Jackson, LLC, Fannie Mae and Morningside of Jackson, LLC.

78.        Subordination, Assignment and Security Agreement, dated as of November 19, 2004, between MSD - Knoxville, LLC, Fannie Mae and Morningside of Knoxville, LLC.

79.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Beaufort, LLC and MSD - Beaufort, LLC, as debtors, and Fannie Mae, as secured party.

80.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Bowling Green, LLC and MSD — Bowling Green, LLC, as debtors, and Fannie Mae, as secured party.

81.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Camden, LLC and MSD - Camden, LLC, as debtors, and Fannie Mae, as secured party.

82.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Cleveland, LLC and MSD - Cleveland, LLC, as debtors, and Fannie Mae, as secured party.

83.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Conyers, LLC and MSD - Conyers, LLC, as debtors, and Fannie Mae, as secured party.

84.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Cookeville, LLC and MSD - Cookeville, LLC, as debtors, and Fannie Mae, as secured party.

85.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Cullman, LLC and MSD - Cullman, LLC, as debtors, and Fannie Mae, as secured party.

86.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Gainesville, LLC and MSD - Gainesville, LLC, as debtors, and Fannie Mae, as secured party.

87.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Hartsville, LLC and MSD - Hartsville, LLC, as debtors, and Fannie Mae, as secured party.

88.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Lexington, LLC and MSD - Lexington, LLC, as debtors, and Fannie Mae, as secured party.

89.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Macon, LLC and MSD - Macon, LLC, as debtors, and Fannie Mae, as secured party.

90.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Madison, LLC and MSD - Madison, LLC, as debtors, and Fannie Mae, as secured party.

91.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Orangeburg, LLC and MSD - Orangeburg, LLC, as debtors, and Fannie Mae, as secured party.

92.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Paducah, LLC and MSD - Paducah, LLC, as debtors, and Fannie Mae, as secured party.

93.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Seneca, LLC and MSD - Seneca, LLC, as debtors, and Fannie Mae, as secured party.

94.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Sheffield, LLC and MSD - Sheffield, LLC, as debtors, and Fannie Mae, as secured party.

95.        UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Franklin, LLC and MSD - Franklin, LLC, as debtors, and Fannie Mae, as secured party.

96.             UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Hopkinsville, LLC and MSD - Hopkinsville, LLC, as debtors, and Fannie Mae, as secured party.

97.             UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Jackson, LLC and MSD - Jackson, LLC, as debtors, and Fannie Mae, as secured party.

98.             UCC Financing Statements, dated as of November 19, 2004, listing Morningside of Knoxville, LLC and MSD - Knoxville, LLC, as debtors, and Fannie Mae, as secured party.

99.             UCC Financing Statement, dated as of February 4, 2004, listing FS Tenant Pool I Trust, as debtor, and certain subsidiaries of Senior Housing Properties Trust, as secured parties.

100.       UCC Financing Statement, dated as of February 4, 2004, listing FS Tenant Pool II Trust, as debtor, and certain subsidiaries of Senior Housing Properties Trust, as secured parties.

101.       UCC Financing Statement, dated as of February 4, 2004, listing FS Tenant Pool III Trust, as debtor, and certain subsidiaries of Senior Housing Properties Trust, as secured parties.

102.       UCC Financing Statement, dated as of February 4, 2004, listing FS Tenant Pool IV Trust, as debtor, and certain subsidiaries of Senior Housing Properties Trust, as secured parties.

103.       Mortgage, dated as of September 26, 2001, made by Morningside of Fayette, L.P. for the benefit of Berkshire Mortgage Finance Bethesda Limited Partnership.

104.       Security Agreement, dated as of September 26, 2001, by and between Morningside of Fayette, L.P. and Berkshire Mortgage Finance Bethesda Limited Partnership.

105.       Regulatory Agreement for Multifamily Housing Projects, dated as of September       , 2001, between Morningside of Fayette, L.P. and Secretary of Housing and Urban Development, recorded with the Fayette County Registry in Book 2001, Page 4510.

106.       UCC Financing Statements, listing Morningside of Fayette, L.P. as the debtor and Berkshire Mortgage Finance Bethesda Limited Partnership as the secured party.

107.       Deed of Trust, dated as of May 24, 2001, made by Morningside Holdings of Greensboro, LLC (successor in interest of Concord Assisted Living Retirement Community, L.L.C.) to James M. Tanner, Jr., Trustee for the benefit of Highland Mortgage Company, recorded with the Cabarrus County Registry of Deeds in Book 3261, Page 132.

108.       Regulatory Agreement, dated as of May 24, 2001, between Morningside Holdings of Greensboro, LLC (successor in interest of Concord Assisted Living Retirement Community, L.L.C.) and Secretary of Housing and Urban Development, recorded with the Cabarrus County Registry of Deeds in Book 3261, Page 139.

109.       Regulatory Agreement, dated as of               , 2002, by and between Morningside of Greensboro, LLC and Secretary of Housing and Urban Development, recorded with the Cabarrus County Registry of Deeds in Book 4060, Page 93.

110.       Security Agreement, dated as of October 1, 2002, by and among Morningside of Greensboro, LLC, Highland Mortgage Company and Secretary of Housing and Urban Development.

111.       Deed of Trust and Assignment of Rents, Profits and Income, dated as of January 16, 1998, made by Morningside Holdings of Gastonia, LLC (successor in interest of Gastonia Assisted Living Retirement Community, Inc.) to James M. Tanner, Jr., Trustee for the benefit of Reilly Mortgage Group, Inc. (successor in interest of Highland Mortgage Company), recorded with the Gaston County Registry of Deeds in Book 2744, Page 634, as assigned by assignment recorded with said Deeds on March 15, 2001 in Book 3205, Page 799.

112.       Regulatory Agreement for Multifamily Housing Projects, dated as of January 16, 1998, between Morningside Holdings of Gastonia, LLC (successor in interest of Gastonia Assisted Living Retirement Community, Inc.) and Secretary of Housing and Urban Development, recorded with the Gaston County Registry of Deeds in Book 2744, Page 642.

113.       Security Agreement, dated as of January 16, 1998, made by Morningside Holdings of Gastonia, LLC (successor in interest of Gastonia Assisted Living Retirement Community, Inc.) for the benefit of Reilly Mortgage Group, Inc. (successor in interest of Highland Mortgage Company).

114.       Regulatory Agreement Nursing Homes, dated as of               , 2002, by and between Morningside of Gastonia, LLC and Secretary of Housing and Urban Development, recorded with the Gaston County Registry of Deeds in Book 3547, Page 75.

115.       Security Agreement, dated as of October 1, 2002, by and among Morningside of Gastonia, LLC, Reilly Mortgage Group, Inc. and Secretary of Housing and Urban Development.

116.       Deed of Trust, dated as of May 24, 2001, made by Morningside Holdings of Greensboro, LLC (successor in interest of Greensboro Assisted Retirement Community, L.L.C.) to James M. Tanner, Jr., trustee for the benefit of Highland Mortgage Company, recorded with the Guilford County Registry of Deeds in Book 5234, Page 611.

117.       Regulatory Agreement, dated as of May 21, 2001, between the Morningside Holdings of Greensboro, LLC (successor in interest of Greensboro Assisted Retirement Community, L.L.C.) and Secretary of Housing and Urban Development, recorded with the Guilford County Registry of Deeds in Book 5234, Page 619.

118.       Regulatory Agreement, dated as of               , 2002, by and between Morningside of Greensboro, LLC and Secretary of Housing and Urban Development, recorded with the Guilford County Registry of Deeds in Book 5630, Page 239.

119.       Security Agreement, dated as of October 1, 2002, by and among Morningside of Greensboro, LLC, Highland Mortgage Company and Secretary of Housing and Urban Development.

120.       Deed of Trust and Assignment of Rents, Profits and Income (Multifamily), dated as of September 1, 1995, made by Morningside Holdings of Raleigh, LLC (successor in interest of Manorhouse Associates of Raleigh, L.P.) to James N. Tanner, Jr., Trustee for the benefit of Reilly Mortgage Group, Inc. (successor in interest of Highland Mortgage Company), recorded with the Wake County Registry of Deeds in Book 6658, Page 556, as assigned by assignment recorded with said Deeds on March 1, 2001 in Book 8825, Page 2239.

121.       Regulatory Agreement, dated as of September 1, 1995, between Morningside Holdings of Raleigh, LLC (successor in interest of Manorhouse Associates of Raleigh, L.P.) and Secretary of Housing and Urban Development, recorded with the Wake County Registry of Deeds in Book 6658, Page 564.

122.       Regulatory Agreement Nursing Homes, dated as of               , 2002, by and between Morningside of Raleigh, LLC and Secretary of Housing and Urban Development, recorded with the Wake County Registry of Deeds in Book 9642, Page 1525.

123.       Security Agreement, dated as of October 1, 2002, by and among Morningside of Raleigh, LLC, Reilly Mortgage Group, Inc. and Secretary of Housing and Urban Development.

124.       Deed of Trust and Assignment of Rents, Profits and Income (Multifamily), dated as of June 21, 2000, made by Morningside Holdings of Raleigh, LLC (successor in interest of Manorhouse Associates of Raleigh, L.P.) to James N. Tanner, Jr., Trustee for the benefit of Highland Mortgage Company, recorded with the Wake County Registry of Deeds in Book 8620, Page 2490.

125.       Regulatory Agreement, dated as of June 21, 2000, between Morningside Holdings of Raleigh, LLC (successor in interest of Manorhouse Associates of Raleigh, L.P.) and Secretary of Housing and Urban Development, recorded with the Wake County Registry of Deeds in Book 8620, Page 2500.

126.       Security Agreement, dated as of June 21, 2000, made by Morningside Holdings of Raleigh, LLC (successor in interest of Manorhouse Associates of Raleigh, L.P.) for the benefit of Highland Mortgage Company and Secretary of Housing and Urban Development.

127.       Regulatory Agreement Nursing Homes, dated as of               , 2002, by and between Morningside of Raleigh, LLC and Secretary of Housing and Urban Development, recorded with the Wake County Registry of Deeds in Book 9642, Page 1525.

128.       Security Agreement, dated as of October 1, 2002, by and among Morningside of Raleigh, LLC, Highland Mortgage Company and Secretary of Housing and Urban Development.

129.       Deed of Trust, dated as of March 7, 1997, made by Morningside of Paris, L.P. for the benefit of Robert W. Fidler, Trustee and Mellon Mortgage Company, and recorded with the Henry County Registry in Book 284, Page 904.

130.       Regulatory Agreement for Multifamily Housing Projects, dated as of March 7, 1997, between Morningside of Paris, L.P. and Secretary of Housing and Urban Development, recorded with the Henry County Registry in Book 284, Page 911.

131.       Security Agreement, dated as of March 7, 1997, between Morningside of Paris, L.P. and Mellon Mortgage Company.

132.       Second Deed of Trust, dated as of January 27, 2000, made by Morningside of Paris, L.P. for the benefit of Robert W. Fidler, Trustee and Patrician Financial Company Limited Partnership, and recorded with the Henry County Registry in Book 13, Page 706.

133.       Regulatory Agreement for Multifamily Housing Projects, dated as of January 27, 2000, between Morningside of Paris, L.P. and Secretary of Housing and Urban Development, recorded with the Henry County Registry in Book 13, Page 713.

134.       Security Agreement, dated as of January 27, 2000, between Morningside of Paris, L.P. and Patrician Financial Company Limited Partnership.

135.       Deed of Trust, dated as of November 14, 1997, made by Morningside Holdings of Williamsburg, LLC (successor in interest of Williamsburg Assisted Living Retirement Community, Inc.) to Ronald E. Sweeney for the benefit of Highland Mortgage Company, recorded with the Clerk’s Office of the Circuit Court of James City County, Virginia, as Instrument No. 97018430.

136.       Regulatory Agreement, dated as of November 18, 1997, between Morningside Holdings of Williamsburg, LLC (successor in interest of Williamsburg Assisted Living Retirement Community, Inc.) and Secretary of Housing and Urban Development, recorded with the Clerk’s Office of the Circuit Court of James City County, Virginia, as Instrument No. 97018431.

137.       Regulatory Agreement, dated as of               , 2002, by and between Morningside of Williamsburg, LLC and Secretary of Housing and Urban Development.

138.       Security Agreement, dated as of October 1, 2002, by and among Morningside of Williamsburg, LLC, Highland Mortgage Company and Secretary of Housing and Urban Development.

139.       Mortgage, dated as of April 19, 2004, by Five Star Quality Care-Howell, LLC for the benefit of Love Funding Corporation.

140.       Regulatory Agreement, dated as of April 19, 2004, between Five Star Quality Care-Howell, LLC and Secretary of Housing and Urban Development.

141.       Security Agreement, dated as of April 19, 2004, among Five Star Quality Care-Howell, LLC, Secretary of Housing and Urban Development and Love Funding Corporation.

142.       UCC Financing Statements, naming Five Star Quality Care-Howell, LLC as debtor and Secretary of Housing and Urban Development and Love Funding Corporation as secured parties.

143.       Regulatory Agreement (Nursing Homes), dated as of April 19, 2004, between Five Star Quality Care-MI, LLC and Secretary of Housing and Urban Development.

144.       Security Agreement, dated as of April 19, 2004, between Five Star Quality Care-MI, LLC and Love Funding Corporation.

145.       UCC Financing Statements, naming Five Star Quality Care-MI, LLC as debtor and Love Funding Corporation as secured party.

146.       Assignment of Nursing Home License, dated as of April 19, 2004, between Five Star Quality Care-MI, LLC and Love Funding Corporation.

EXHIBIT A-1

FORM OF AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF LEASE (LEASE NO. 1)

EXHIBIT A-2

FORM OF RELEASE AND CONSENT (LEASE NO. 1)

EXHIBIT B-1

FORM OF AMENDED AND RESTATED COLLATERAL ASSIGNMENT OF LEASE (LEASE NO. 2)

EXHIBIT B-2

FORM OF RELEASE AND CONSENT (LEASE NO. 2)

EXHIBIT C-1

FORM OF COLLATERAL ASSIGNMENT OF LEASE (LEASE NO. 3)

EXHIBIT C-2

FORM OF RELEASE AND CONSENT (LEASE NO. 3)

EXHIBIT D

NEW GUARANTORS

Annapolis Heritage Partners, LLC

Columbia Heritage Partners, LLC

Encinitas Heritage Partners, LLC

Five Star Quality Care - GHV, LLC

Five Star Quality Care - IL, LLC

Five Star Quality Care - IN, LLC

Five Star Quality Care - MN, LLC

Five Star Quality Care - MS, LLC

Five Star Quality Care - NJ, LLC

Five Star Quality Care - NS Operator, LLC

Five Star Quality Care — NS Owner, LLC

Five Star Quality Care — NS Tenant, LLC

Five Star Quality Care — OBX Operator, LLC

Five Star Quality Care — OBX Owner, LLC

Five Star Quality Care - TX, LLC

Frederick Heritage Partners, LLC

Fresno Heritage Partners, a California Limited Partnership

FS Commonwealth LLC

FS Patriot LLC

FSQC-AL, LLC

FSQ Pharmacy Holdings LLC

Hagerstown Heritage Partners, LLC

Morningside of Concord, LLC

Morningside of Fayette, L.P.

Morningside of Gastonia, LLC

Morningside of Paris, L.P.

Morningside of Greensboro, LLC

Morningside of Raleigh, LLC

Morningside of Williamsburg, LLC

Newark Heritage Partners I, LLC

Newark Heritage Partners II, LLC

Redlands Heritage Partners, LLC

Roseville Heritage Partners, a California Limited Partnership

Stockton Heritage Partners, LLC

Certain Schedules and Exhibits to this agreement have been omitted and will be furnished supplementally to the Securities and Exchange Commission upon request.